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                                                                      Exhibit 1

                            JOINT FILING AGREEMENT

       This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of BLC Common Stock, par value $0.01 per share of BLC Financial Services, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-5(b)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   December 11, 2000

                                  FUTURONICS CORPORATION

                                  By:    /s/ PETER BLANCK
                                     ----------------------------------------
                                      Name:  Peter Blanck
                                      Title: President


                                         /s/ ROBERT F. TANNENHAUSER
                                  -------------------------------------------
                                             ROBERT F. TANNENHAUSER

                                         /s/ CAROL TANNENHAUSER
                                  -------------------------------------------
                                             CAROL TANNENHAUSER

                                         /s/ EMILY TANNENHAUSER
                                  -------------------------------------------
                                             EMILY TANNENHAUSER

                                         /s/ DAVID TANNENHAUSER
                                  -------------------------------------------
                                             DAVID TANNENHAUSER

                                         /s/ PETER BLANCK
                                  -------------------------------------------
                                             PETER BLANCK

                                         /s/ RICHARD BLANCK
                                  -------------------------------------------
                                             RICHARD BLANCK

                                         /s/ JENNIFER GOLDSTEIN
                                  -------------------------------------------
                                             JENNIFER GOLDSTEIN

                                         /s/ DIANE ROSENFELD
                                  -------------------------------------------
                                             DIANE ROSENFELD